                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): January 25, 2005

                              DVI Liquidating Trust
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             (Exact Name of Registrant as Specified in Its Charter)


        DELAWARE                       001-1107                22-6966212
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      (State or Other                 (Commission            (IRS Employer
Jurisdiction of Incorporation)        File Number)        Identification Number)



                     29 DALEY CIRCLE, MARLBOROUGH, MA 01752


       Registrant's Telephone Number, Including Area Code: (508) 460-1585

                                    DVI, Inc.
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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Item 5.     Other Events and Required FD Disclosure

On August 25, 2003, DVI, Inc. ("DVI"), together with DVI Financial Services Inc. ("DVI FS") and DVI Business Credit Corporation ("DVI BC") filed a petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of Delaware. On January 25, 2005, the Monthly Operating Reports for DVI, DVI FS, and DVI BC were filed with the U.S. Bankruptcy Court and the U.S. Trustee for the period from November 1, 2004 through December 10, 2004.

Item 7.     Financial Statements and Exhibits

      (a)   Exhibits

            99.01 - DVI, Inc. Monthly Operating Report for the period from November 1, 2004 through December 10, 2004.

            99.02 - DVI Financial Services Inc. Monthly Operating Report for the period from November 1, 2004 through December 10, 2004.

            99.03 - DVI Business Credit Corporation Monthly Operating Report for the period from November 1, 2004 through December 10, 2004.
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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         DVI LIQUIDATING TRUSTEE

                                         By: /s/ Dennis Buckley
                                             -------------------------
                                             Dennis Buckley


Dated:  February 2, 2005